SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC  20549




                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                February 23, 1998




                                HMN FINANCIAL, INC.
             (Exact name of Registrant as specified in its Charter)



      DELAWARE                    0-24100                41-1777397
    (State or other         (Commission File No.)      (IRS Employer
     jurisdiction of                                   Identification
     incorporation)                                        Number)




101 NORTH BROADWAY, SPRING VALLEY, MINNESOTA              55975
(Address of principal executive offices)               (Zip Code)




Registrant's telephone number, including area code: (507) 346-1100




                               N/A
_________________________________________________________________
   (Former name or former address, if changed since last report)

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Item 5.  Other Events

     On February 23, 1998 the Registrant issued the attached press release announcing the intent to institute a 3-for-2 stock split subject to stockholder approval of an increase in authorized shares.

Item 7.  Financial Statements and Exhibits

     (a)  Exhibits

          99.  Press release, dated February 23, 1998.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   HMN FINANCIAL, INC.






Date: February 23, 1998       By:   /s/ Roger P. Weise
                                   ---------------------------
                                   Roger P. Weise, Chairman
                                   and Chief Executive Officer

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